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                                                                  EXHIBIT 19.1

                       STATEMENT TO CERTIFICATEHOLDERS
                     NATIONSCREDIT GRANTOR TRUST 1997 - 1

Pursuant to the Pooling and Servicing Agreement, dated as of May 22, 1997 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month	                                                          Mar-98
Collection Period                                                      	3/1/98
Determination Date                                                    	4/10/98
Deposit Date                                                          	4/14/98
Distribution Date                                                     	4/15/98

POOL BALANCE
            Pool Balance on the close of the last day of
              the Collection Period (Record Date)	              144,739,354.55
            Pool Factor	                                           79.6228729%
            Ending Pool Balance (per $1,000 certificate                    796
            Liquidation Proceeds	                                      134,435
            Purchase Amounts	                                                -

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment	                                    4.582
            Carry-Over Monthly Interest Payment	                             -
            Total Interest Payment	                                      4.582

            Principal Payments:
            Monthly Principal Payment	                                  18.434
            Carry-Over Monthly Principal Payment	                            -
            Total Principal Payment	                                    18.434

            Servicing Fee:
            Servicing Fee	                                               0.509
            Carry-Over Monthly Servicing Fee	                                -
            Total Servicing Fee	                                         0.509




                       MONTHLY SERVICERS CERTIFICATE
                   NATIONSCREDIT GRANTOR TRUST 1997 - 1

Pursuant to the Pooling and Servicing Agreement, dated as of May 31, 1997 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month	                                                       Mar-98
Collection Period	                                                    1-Mar-98
Determination Date                                                  	10-Apr-98
Deposit Date	                                                        14-Apr-98
Distribution Date	                                                   15-Apr-98

POOL BALANCE
          Pool Balance on the close of the last day of
           the preceding Collection Period                 	    148,090,253.96
          Principal Collections	                                  3,151,641.23
          Purchase Amounts Allocable to Principal	                           -
          Defaulted Receivables	                                    199,258.18
          Pool Balance on the close of the last day of
           the Collection Period	                               144,739,354.55

          Original Pool Balance	                                181,781,125.63

          Certificate Factor                                        	79.62287%

          Preference Amounts	                                                -

          Certificate Pass-Through Rate                                 	6.75%
          Servicing Fee Rate                                            	0.75%

AVAILABLE FUNDS
          Collections allocable to interest	                      1,288,558.61
          Purchase Amounts allocable to interest	                            -
          Liquidation Proceeds	                                     134,435.18
          Collections allocable to principal	                     3,151,641.23
          Purchase Amounts allocable to principal	                           -
          Other Available Funds - Interest on Collection
            or Certificate Account	                                          -
          Total Available Funds	                                  4,574,635.02

INTEREST PAYMENT
          Monthly Interest Payment	                                 833,007.68
          Carry-Over Monthly Interest	                                       -
          Total	                                                    833,007.68

PRINCIPAL PAYMENT
          Monthly Principal Payment	                              3,350,899.41
          Carry-Over Monthly Principal	                                      -
          Total	                                                  3,350,899.41

SERVICING FEE
          Servicing Fee	                                             92,556.41
          Carry-Over Servicing Fee	                                          -
          Total	                                                     92,556.41

DEPOSIT TO THE CERTIFICATE ACCOUNT
          Available Funds	                                        4,574,635.02
          Reserve Account Withdrawal Amount	                                 -
          Surety Drawing Amount	                                             -
          Total Deposit to the Certificate Account	               4,574,635.02

DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT
          Monthly Interest Payment and any
           Carry-Over Monthly Interest	                             833,007.68
          Monthly Principal Payment and any
           Carry-Over Monthly Principal	                          3,350,899.41
          Servicing Fee and any Carry-Over
           Servicing Fee	                                            92,556.41
          Distributions to the Surety Bond Provider	                 14,809.03
          Distributions to the Reserve Account	                              -
          Distributions to the Seller	                              283,362.50

          Carry-Over Monthly Interest to the next Distribution Date	         -
          Carry-Over Monthly Principal to the next Distributions Date	       -
          Carry-Over Servicing Fee to the next Distribution Date	            -

RESERVE ACCOUNT
          Reserve Account Balance as of the end of
            the preceding Collection Period	                      5,923,610.16
          Earnings from investments on the Reserve
            Account	                                                 23,980.92
          Reserve Account Withdrawal Amount	                                 -
          Deposits to the Reserve Account 	                                  -
          Reserve Account Balance	                                5,947,591.08
          Distributions of any excess amounts on deposit
           in the Reserve Account                      	            158,016.90
          Ending Reserve Account Balance	                         5,789,574.18

          Reserve Account Balance as a % of the Pool Balance            	4.00%
          Specified Reserve Account Requirement	                  5,789,574.18
          Amount needed to fully fund Reserve Account	                       -

SURETY BOND

          Outstanding Reimbursement Obligations at
           the end of the preceding Collection Period	                       -
          Preference Amounts	                                                -
          Surety Drawing Amount	                                             -
          Surety Bond Fee	                                           14,809.03
          Interest on Outstanding Reimbursement Obligations
           at the end of the preceding Collection Period	                    -
          Amounts due to Surety Bond Provider	                       14,809.03
          Distributions to the Surety Bond Provider	                 14,809.03
          Remaining Reimbursement Obligations Owed to the
           Surety Bond Provider	                                             -

NET CREDIT LOSS RATIO
          Net Credit Losses	                                         64,823.00
          For the current Collection Period	                             0.53%
          For the preceding Collection Period                           	1.10%
          For the second preceding Collection Period                    	1.23%
          Average Net Credit Loss Ratio	                                 0.95%

DELINQUENCY ANALYSIS
          Number of Loans
          30 to 59 days past due	                                          168
          60 to 89 days past due	                                           48
          90 or more days past due	                                         96
          Total	                                                           312

          Principal Balance
          30 to 59 days past due	                                 1,751,054.48
          60 to 89 days past due	                                   503,744.31
          90 or more days past due	                               1,035,101.73
          Total	                                                  3,289,900.52

          Delinquency Ratio
          For the current Collection Period                             	2.27%
          For the preceding Collection Period                           	2.63%
          For the second preceding Collection Period                    	2.65%
          Average Delinquency Ratio                                     	2.52%


REPOSSESSION ANALYSIS
          Current Balance of Contracts where Repossession
           occurred in the Current Month	                           219,518.70
          Number of Contracts where Repossession occurred
            in the Current Month	                                           20


WEIGHTED AVERAGE COMPUTATIONS
          Weighted Average Coupon	                                      10.91%
          Weighted Average Original Term (months)	                      122.00
          Weighted Average Remaining Term (months)	                     101.75
          Number of Outstanding Accounts - End of Period	               13,136


CASH SETTLEMENT FOR THE TRUSTEE
          Total Deposit to the Certificate Account	               4,574,635.02
          Servicing Fee	                                             92,556.41
          Interest allocable to the Seller's Certificate	                 0.58
          Principal amount allocable to the Seller's Certificate	         2.32
          Wire Funds to the Surety Bond Provider	                    14,809.03
          Net Deposit to the Certificate Account -
           Excluding Amounts Due to Seller	                       4,467,266.69
          Wire Funds to the Certificateholders -
           Interest Amounts	                                        833,007.10
          Wire Funds to the Certificateholders -
           Principal Amounts	                                     3,350,897.09
          Deposit Funds into the Reserve Account	                            -
          Wire Funds to NationsCredit	                              283,362.50

Approved by: /s/ LAWRENCE ANGELILLI ------------------------ Authorized Signer

[NATIONSCREDIT GRANTOR TRUST LETTERHEAD]
May 21, 1998
BY EDGAR

Securities and Exchange Commission Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:   NationsCredit Grantor Trust 1997 - 1
Ladies and Gentlemen:
On behalf of NationsCredit Grantor Trust 1997 - 1 (the "Trust") filed herewith via EDGAR is the Trust's Current Report on Form 8-K.

Should you have any questions with regard to the filing, please call the undersigned at (972) 506-5026.

Very truly yours,
/s/ LAWRENCE ANGELILLI --------- Lawrence Angelilli Vice President & Treasurer


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